Exhibit 4.32

Power of Attorney

We, Beijing Yunqi Hulian Investment Co., Ltd., a limited liability company, organized and existing under the laws of the PRC with unified social credit code No.: 91110105MA00332Q7M, and a holder of 74.10% of the entire registered capital in Beijing Zhuanzhuan Spirit Technology Co., Ltd. (“Zhuanzhuan”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Tianjin Zhuanzhuan World Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by us now and in the future in Zhuanzhuan (“Our Shareholding”) during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of us as our exclusive agent and attorney with respect to all matters concerning Our Shareholding, including without limitation to: 1) attending shareholders’ meetings of Zhuanzhuan; 2) exercising all the shareholder’s rights and shareholder’s voting rights we are entitled to under the laws of China and Zhuanzhuan’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of Our Shareholding in part or in whole; and 3) serving as our authorized representative to designate and appoint the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Zhuanzhuan.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of us, execute all the documents we shall sign as stipulated in the Exclusive Option Agreement entered into by and among WFOE, Zhuanzhuan and us on February 11, 2018 and the Equity Pledge Agreement entered into by and among WFOE, Zhuanzhuan and us on February 11, 2018 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with Our Shareholding conducted by WFOE shall be deemed as our own actions, and all the documents related to Our Shareholding executed by WFOE shall be deemed to be executed by us. We hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that we are a shareholder of Zhuanzhuan, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by ourselves. For the avoidance of any doubt, the performance of the authorized matters hereunder by the authorized entity shall be subject to applicable laws and regulations of PRC.

[The Remainder of this page is intentionally left blank]

[Signature page of Power of Attnorney]

Beijing Yunqi Hulian Investment Co., Ltd. (Seal)

By:	/s/ Yao Jinbo
Name:
Title:

Accepted by

Tianjin Zhuanzhuan World Technology Co., Ltd. (Seal)

By:	/s/ Yao Jinbo
Name:
Title:
Acknowledged by:

Beijing Zhuanzhuan Spirit Technology Co., Ltd. (Seal)

By:	/s/ Yao Jinbo
Name:
Title:

SIGNATURE PAGE

Power of Attorney

I, Huang Wei, a Chinese citizen with Chinese Identification Card No.: ******************, and a holder of 1.20% of the entire registered capital in Beijing Zhuanzhuan Spirit Technology Co., Ltd. (“Zhuanzhuan”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Tianjin Zhuanzhuan World Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Zhuanzhuan (“My Shareholding”) during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Zhuanzhuan; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Zhuanzhuan’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) serving as my authorized representative to designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Zhuanzhuan.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among WFOE, Zhuanzhuan and me on February 11, 2018 and the Equity Pledge Agreement entered into by and among WFOE, Zhuanzhuan and me on February 11, 2018 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that I am a shareholder of Zhuanzhuant, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself. For the avoidance of any doubt, the performance of the authorized matters hereunder by the authorized entity shall be subject to applicable laws and regulations of PRC.

[The Remainder of this page is intentionally left blank]

[Signature page of Power of Attnorney]

Huang Wei

Signature:	/s/ Huang Wei

SIGNATURE PAGE

[Signature page of Power of Attnorney]

Accepted by

Tianjin Zhuanzhuan World Technology Co., Ltd. (Seal)

By:	/s/ Yao Jinbo
Name:
Title:

Acknowledged by:

Beijing Zhuanzhuan Spirit Technology Co., Ltd. (Seal)

By:	/s/ Yao Jinbo
Name:
Title:

SIGNATURE PAGE

Power of Attorney

We, Linzhi Lichuang Information Technology Co., Ltd., a limited liability company, organized and existing under the laws of the PRC with unified social credit code No.: 91540400MA6T10ME4F, and a holder of 24.70% of the entire registered capital in Beijing Zhuanzhuan Spirit Technology Co., Ltd. (“Zhuanzhuan”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Tianjin Zhuanzhuan World Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by us now and in the future in Zhuanzhuan (“Our Shareholding”) during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of us as our exclusive agent and attorney with respect to all matters concerning Our Shareholding, including without limitation to: 1) attending shareholders’ meetings of Zhuanzhuan; 2) exercising all the shareholder’s rights and shareholder’s voting rights we are entitled to under the laws of China and Zhuanzhuan’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of Our Shareholding in part or in whole; and 3) serving as our authorized representative to designate and appoint the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Zhuanzhuan.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of us, execute all the documents we shall sign as stipulated in the Exclusive Option Agreement entered into by and among WFOE, Zhuanzhuan and us on February 11, 2018 and the Equity Pledge Agreement entered into by and among WFOE, Zhuanzhuan and us on February 11, 2018 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with Our Shareholding conducted by WFOE shall be deemed as our own actions, and all the documents related to Our Shareholding executed by WFOE shall be deemed to be executed by us. We hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that we are a shareholder of Zhuanzhuan, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by ourselves. For the avoidance of any doubt, the performance of the authorized matters hereunder by the authorized entity shall be subject to applicable laws and regulations of PRC.

[The Remainder of this page is intentionally left blank]

[Signature page of Power of Attnorney]

Linzhi Lichuang Information Technology Co., Ltd. (Seal)

By:	/s/ Seal of Linzhi Lichuang Information Technology Co., Ltd.
Name:
Title:

SIGNATURE PAGE

[Signature page of Power of Attnorney]

Accepted by

Tianjin Zhuanzhuan World Technology Co., Ltd. (Seal)

By:	/s/ Yao Jinbo
Name:
Title:

Acknowledged by:

Beijing Zhuanzhuan Spirit Technology Co., Ltd. (Seal)

By:	/s/ Yao Jinbo
Name:
Title:

SIGNATURE PAGE